Exhibit 10.3

FORM OF INDEMNIFICATION AGREEMENT

INDEMNIFICATION AGREEMENT (this “Agreement”), made and executed as of     , by and between Peak Resources LP, a Delaware limited partnership (the “Partnership”), Peak Resources GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and    , an individual resident of the State of    (the “Indemnitee”).

WITNESSETH:

WHEREAS, the Partnership is aware that, to induce and to retain highly competent persons to serve the General Partner as directors or officers or in other capacities, the Partnership must provide such persons with adequate protection through insurance and indemnification against significant risks of claims and actions against them arising out of their service to and activities on behalf of the Partnership and the General Partner;

WHEREAS, the Partnership recognizes the substantial increase in business litigation in general, subjecting directors and officers to significant litigation risks;

WHEREAS, the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of     , 2024 (the “Partnership Agreement”), and the Amended and Restated Limited Liability Company Agreement of the General Partner, dated as of    2024 (the “GP LLC Agreement”), each contain indemnification provisions that entitle the members of the Board of Directors of the General Partner (the “Board of Directors”) and the officers of the General Partner to indemnification protection to the fullest extent permitted by applicable law; and

WHEREAS, it is reasonable, prudent and necessary for the Partnership to obligate itself contractually to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law and to provide an express process and procedure for seeking indemnification so that they will continue to serve the Partnership and the General Partner free from undue concern that they will not be so indemnified or have expenses advanced.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner, the Partnership and the Indemnitee do hereby agree as follows:

1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings set forth below:

(a) “Disinterested Director” shall mean a member of the Board of Directors who is not or was not a party to the Proceeding in respect of which indemnification is being sought.

(b) “Expenses” shall include, without limitation, any judgments, fines and penalties against the Indemnitee in connection with a Proceeding and all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all reasonable and documented attorneys’ fees, accountants’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, fees of private investigators and professional advisors, out-of-pocket fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses incurred, including reasonable compensation for time spent by Indemnitee for which he or she is not otherwise compensated by the Partnership or any third party, in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, any Proceeding or establishing the Indemnitee’s right of entitlement to indemnification for any of the foregoing. “Expenses” also shall include (i) expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, (ii) expenses incurred in connection with any directors’ and officers’ liability insurance policies maintained by the Partnership or the General Partner or any claim thereunder, and (iii) expenses incurred by or on behalf of the Indemnitee in connection with the interpretation, enforcement or defense of the Indemnitee’s rights under this Agreement, the Partnership Agreement, the Partnership’s Certificate of Limited Partnership (the “Certificate”), the General Partner’s Certificate of Formation (the “GP Certificate”), the GP LLC Agreement or under any directors’ and officers’ liability insurance policies maintained by the Partnership or the General Partner, or any other agreement between the Partnership and the Indemnitee, in each case, by litigation or otherwise. For the avoidance of doubt, Expenses do not include amounts paid in settlement by the Indemnitee or the amount of judgments or fines against the Indemnitee.

(c) “Independent Counsel” shall mean a law firm of at least 50 attorneys or a member of a law firm of at least 50 attorneys that is experienced in matters of partnership and limited liability company as well as corporate law and that neither is presently nor in the past five years has been retained to represent (i) the Partnership, the General Partner or the Indemnitee or any controlled affiliate thereof in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements) or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing any of the Partnership, the General Partner or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement.

(d) “Proceeding” shall include any threatened, pending or completed action, suit, claim, arbitration, mediation, investigation, inquiry, alternate dispute resolution mechanism, administrative or legislative hearing, or any other actual or threatened or completed proceeding (including, without limitation, any securities laws action, suit, arbitration, investigation, inquiry, alternative dispute resolution mechanism, hearing or procedure) whether civil (including intentional and unintentional tort claims), criminal, administrative, legislative, arbitrative or investigative and whether or not based upon events occurring, or actions taken, before the date hereof; any appeal in or related to any such action, suit, arbitration, investigation, inquiry, alternate dispute resolution mechanism, hearing or proceeding; and any inquiry or investigation (including discovery), whether formal or informal, whether conducted by or in the right of the Partnership or the General Partner or any other person, that the Indemnitee in good faith believes could lead to any such action, suit, arbitration, investigation, inquiry, alternative dispute resolution mechanism, hearing or other proceeding or appeal thereof.

2. SERVICE BY THE INDEMNITEE. The Indemnitee agrees to serve or to continue to serve as a member of the Board of Directors or as an officer of the General Partner so long as the Indemnitee is duly elected or appointed in accordance with the provisions of the GP Certificate, the GP LLC Agreement, the Delaware Limited Liability Company Act, as amended (the “DLLCA”), and the Delaware Revised Uniform Limited Partnership Act, as amended (the “DRULPA”), or until his/her earlier death, retirement, resignation or removal, or also in the case of a director, until his/her successor shall have been duly elected and qualified. The Indemnitee may at any time and for any reason resign from such position (subject to any other obligation, whether contractual or imposed by operation of law), in which event this Agreement shall continue in full force and effect after such resignation. Additionally, this Agreement shall remain in full force and effect after the death, retirement or removal of the Indemnitee. Nothing in this Agreement shall confer upon the Indemnitee the right to be employed by or to serve as a director or officer of the Partnership or to continue in the employ of the General Partner or to serve as a director or officer of the General Partner, or affect the right of the General Partner to terminate, in the General Partner’s sole discretion (with or without cause) and at any time, the Indemnitee’s employment or position as a director or officer, in each case, subject to any contractual rights of the Indemnitee existing otherwise than under this Agreement.

3. INDEMNIFICATION. The General Partner and the Partnership shall indemnify the Indemnitee and advance Expenses to the Indemnitee as provided in this Agreement to the fullest extent permitted by the Certificate, the GP Certificate, the GP LLC Agreement as in effect as of the date hereof, the Partnership Agreement in effect as of the date hereof and the DRULPA or other applicable law in effect on the date hereof and to any greater extent that the Certificate, the GP Certificate, GP LLC Agreement, the Partnership Agreement, the DRULPA or applicable law may in the future from time to time permit. Without diminishing the scope of the indemnification provided by this Section 3, the rights of indemnification of the Indemnitee provided hereunder shall include, but shall not be limited to, those rights hereinafter set forth, except that no indemnification shall be paid hereunder to the Indemnitee:

(a) on account of conduct of the Indemnitee which is adjudged in a final adjudication by a court of competent jurisdiction from which there is no further right of appeal or in a final adjudication of an arbitration pursuant to Section 12 hereof, if the Indemnitee elects to seek such arbitration, to have been knowingly fraudulent or to constitute Bad Faith (as defined below) or, in the case of a criminal matter, to have been knowingly unlawful;

(b) in any circumstance where such indemnification is expressly prohibited by applicable law in effect as of the date of this Agreement or subsequently determined to be expressly prohibited by applicable law; or

(c) with respect to liability for which payment is actually made to the Indemnitee from an Alternative Indemnification Source (as defined below), except in respect of any liability in excess of payment from such Alternative Indemnification Source.

4. ACTIONS OR PROCEEDINGS OTHER THAN AN ACTION BY OR IN THE RIGHT OF THE PARTNERSHIP OR THE GENERAL PARTNER. The Indemnitee shall be entitled to the indemnification and advancement rights provided in this Agreement if the Indemnitee was or is a party or is threatened to be made a party to any Proceeding, other than a Proceeding by or in the right of the Partnership or the General Partner, by reason of the fact that the Indemnitee is or was a director, officer, employee, agent or fiduciary of the General Partner or any of the Partnership’s or the General Partner’s direct or indirect wholly owned or partially owned subsidiaries, or is or was serving at the request of the Partnership or the General Partner or any of the Partnership’s or the General Partner’s direct or indirect wholly owned or partially owned subsidiaries as a director, officer, manager, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, limited liability company, employee benefit plan, joint venture, trust or other enterprise, or by reason of any act or omission by him/her in such capacity. Pursuant to this Section 4, the Indemnitee shall be indemnified against all judgments, penalties (including, but not limited to, excise and similar taxes) and fines against the Indemnitee, and all Expenses, liabilities and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, penalties, fines, Expenses, liabilities and amounts paid in settlement) which were actually and reasonably incurred by, or in the case of retainers, to be incurred by, the Indemnitee or on the Indemnitee’s behalf in connection with such Proceeding (including, but not limited to, the investigation, defense or appeal thereof). Notwithstanding the foregoing, solely to the extent a determination is made pursuant to Section 9(c) hereof, no indemnification shall be paid hereunder to the Indemnitee on account of conduct of the Indemnitee which is determined to constitute Bad Faith (as defined below) pursuant to Section 9(c) hereof.

5. ACTIONS BY OR IN THE RIGHT OF THE PARTNERSHIP OR THE GENERAL PARTNER. The Indemnitee shall be entitled to the indemnification and advancement rights provided in this Agreement if the Indemnitee was or is a party or is threatened to be made a party to any Proceeding brought by or in the right of the Partnership or the General Partner to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a member of the Board of Directors or an officer, employee, agent or fiduciary of the General Partner or any of the Partnership’s or the General Partner’s direct or indirect wholly owned or partially owned subsidiaries, or is or was serving at the request of the Partnership or the General Partner or any of the Partnership’s or the General Partner’s direct or indirect wholly owned or partially owned subsidiaries as a member of the Board of Directors or as an officer, employee, agent or fiduciary of another entity, including, but not limited to, another corporation, partnership, limited liability company, employee benefit plan, joint venture, trust or other enterprise, or by reason of any act or omission by him/her in any such capacity. Pursuant to this Section 5, the Indemnitee shall be indemnified as follows:

(a) In any Proceeding subject to this Section 5 that is brought directly by the Partnership or General Partner, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by, or in the case of retainers, to be incurred by, him/her in connection with such Proceeding (including, but not limited to the investigation, defense or appeal thereof); provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Partnership or the General Partner in a final adjudication by a court of competent jurisdiction from which there is no further right of appeal or in a final adjudication of an arbitration pursuant to Section 12 hereof, if the Indemnitee elects to seek such arbitration, unless and to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine that such indemnification may be made.

(b) In any Proceeding subject to this Section 5 that is brought on behalf of the Partnership or General Partner (including, without limitation, (i) a derivative Proceeding filed or threatened by an equity-holder of the Partnership or the General Partner or (ii) a Proceeding filed or threatened by a bankruptcy trustee), the Indemnitee shall be indemnified to the maximum extent permitted by law against all judgments, penalties (including, but not limited to, excise and similar taxes) and fines against the Indemnitee, and all Expenses, liabilities and amounts paid in settlement which were actually and reasonably incurred by, or in the case of retainers, to be incurred by, the Indemnitee or on the Indemnitee’s behalf in connection with such Proceeding (including, but not limited to, the investigation, defense or appeal thereof).

6. BAD FAITH DEFINITION. For purposes of this Agreement, “Bad Faith” shall mean, with respect to any determination, action or omission, that the Indemnitee reached such determination, or engaged in or failed to engage in such act or omission, with the belief that such determination, action or omission was opposed to the interests of the Partnership. The Indemnitee shall not be deemed to have acted in Bad Faith or, with respect to any criminal Proceeding, with reasonable cause to believe the Indemnitee’s conduct was unlawful, if such action was based on any of the following: (a) the records or books of the account of the Partnership or other enterprise, including financial statements; (b) information supplied to the Indemnitee by the officers of the General Partner or any of the Partnership’s or the General Partner’s direct or indirect wholly owned or partially owned subsidiaries or any entity at which the Indemnitee is or was serving as a director, officer, employee, agent or fiduciary at the request of the Partnership or the General Partner or any of the Partnership’s or the General Partner’s direct or indirect wholly owned or partially owned subsidiaries (each such entity, a “Subject Enterprise”) in the course of his/her duties; (c) the advice of legal counsel or a financial advisor for the Partnership, the General Partner or Subject Enterprise; or (d) information or records given in reports made to the Partnership, the General Partner or Subject Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Partnership, the General Partner or other enterprise. The provisions of this Section 6 shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

7. INDEMNIFICATION FOR EXPENSES OF WITNESS. Notwithstanding the other provisions of this Agreement, to the fullest extent permitted by applicable law and to the extent that the Indemnitee is, by reason of his or her status as a director or officer of the General Partner or by reason of his or her service on behalf of the Partnership or the General Partner or any of the Partnership’s or the General Partner’s direct or indirect wholly owned or partially owned subsidiaries, a witness or a deponent, is required to respond to discovery requests in any Proceeding or otherwise asked to be a participant in any Proceeding, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by, or in the case of retainers, to be incurred by, the Indemnitee in connection therewith, which Expenses shall be paid by the Partnership within 30 days of receipt by the Partnership of a statement from the Indemnitee requesting payment for such Expenses.

8. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Partnership for some or a portion of the judgments, liabilities, penalties, fines and Expenses and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, liabilities, penalties, fines and Expenses and amounts paid in settlement) actually and reasonably incurred by, or in the case of retainers to be incurred by, the Indemnitee in connection with the investigation, defense, appeal or settlement of such Proceeding described in Section 6 and Section 7 hereof, but is not entitled to indemnification for the total amount thereof, the Partnership shall nevertheless indemnify the Indemnitee for the portion of such judgments, penalties and fines and Expenses and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, liabilities, penalties, fines and Expenses and amounts paid in settlement) actually and reasonably incurred by, or in the case of retainers, to be incurred by, the Indemnitee for which the Indemnitee is entitled to be indemnified. For purposes of this Section 8 and without limitation, the termination of any claim, issue or matter in such a Proceeding described herein (a) by dismissal, summary judgment, judgment on the pleading or final judgment, with or without prejudice, or (b) by agreement without payment or assumption or admission of liability by the Indemnitee, shall be deemed to be a successful determination or result as to such claim, issue or matter.

9. PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.

(a) To obtain indemnification or advancement of Expenses under this Agreement, the Indemnitee shall submit to the Partnership a written request, including documentation and information which is reasonably available to the Indemnitee and is reasonably necessary to determine whether the Indemnitee is entitled to indemnification; provided, however, that no deficiency in such request, documentation or information shall adversely affect the Indemnitee’s right to indemnification or advancement of Expenses under this Agreement. The appropriate officer of the General Partner shall, promptly upon receipt of a request for indemnification, advise the Board of Directors that the Indemnitee has requested indemnification. Any Expenses incurred by, or in the case of retainers, to be incurred by, the Indemnitee in connection with the Indemnitee’s request for indemnification hereunder shall be borne by the Partnership.

(b) The Indemnitee shall be entitled to indemnification or advancement of Expenses hereunder without any separate determination by or on behalf of the Partnership pursuant to Section 9(c) hereof with respect to any Proceeding and/or any claim, issue or matter with respect thereto: (i) which is resolved by agreement without any payment or assumption or admission of liability by the Indemnitee, or which is terminated by withdrawal or dismissal, with or without prejudice; or (ii) which was terminated by any other means, but in which the Indemnitee was not determined to be liable with respect to such claim, issue or matter asserted against the Indemnitee in the Proceeding; (iii) as to which a court or arbitrator determines upon application that, despite such a determination of liability on the part of the Indemnitee, but in view of all the circumstances of the Proceeding and of the Indemnitee’s conduct with respect thereto, the Indemnitee is fairly and reasonably entitled to indemnification for such judgments, penalties, fines, amounts paid in settlement and Expenses as such court or arbitrator shall deem proper; provided, however, such decision shall have been rendered in or with respect to the Proceeding for which the Indemnitee seeks indemnification under this Agreement; or (iv) for any amounts owed to Indemnitee pursuant to Sections 7, 8, 9, or 12 hereof.

(c) If a Proceeding has been finally resolved but Section 9(b) hereof does not apply to a portion of the amounts sought by the Indemnitee, a determination as to whether the Indemnitee is entitled to indemnification for such portion pursuant to the terms of this Agreement shall be made in the specific case by one of the following methods, which shall be at the sole election of the Indemnitee: (i) if requested by the Indemnitee, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; or (ii) if not so requested, (A) by the Board of Directors, by a majority vote of a quorum (determined in accordance with the GP LLC Agreement) consisting of Disinterested Directors, or (B) if a quorum consisting of Disinterested Directors is not obtainable or if a majority vote of a quorum consisting of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee. The Independent Counsel shall be selected by the Board of Directors (including a vote of a majority of the Disinterested Directors if obtainable) and the Partnership shall give written notice to the Indemnitee advising of the identity of the Independent Counsel so selected unless there shall have occurred within two years prior to the date of the commencement of the proceeding for which indemnification is claimed a “Change in Control” as defined in the Partnership’s 2024 Long-Term Incentive Plan, in which case the Independent Counsel shall be selected by the Indemnitee unless the Indemnitee shall request that such selection be made by the Board of Directors. Such determination of entitlement to indemnification shall be made promptly but not later than 30 days after receipt by the Partnership of a written request for indemnification. If it is so determined that the Indemnitee is entitled to indemnification, payment to the Indemnitee shall be made within 10 days after such determination. Notwithstanding the foregoing, if a Change in Control has occurred, the Indemnitee may require a determination with respect to the Indemnitee’s entitlement to indemnification to be made by Independent Counsel in a written opinion to the Board of Directors (which opinion may be a “should hold” or a “more likely than not” opinion), a copy of which shall be delivered to the Indemnitee.

10. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS.

(a) In making a determination with respect to entitlement to indemnification and/or advancement of Expenses, the Indemnitee shall be presumed to be entitled to full indemnification and/or advancement hereunder, and the Partnership shall have the burden of proof in the making of any determination contrary to such presumption. Neither the failure of the Board of Directors (or such other person or persons empowered to make the determination of whether the Indemnitee is entitled to indemnification) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor any determination thereby that the Indemnitee has not met such applicable standard of conduct, shall be a defense or admissible as evidence in any Proceeding for any purpose or create a presumption that the Indemnitee has acted in Bad Faith or failed to meet any other applicable standard of conduct.

(b) If the Board of Directors or the Independent Counsel, as applicable, shall have failed to make a determination as to entitlement to indemnification within 30 days after receipt by the Partnership of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification, a prohibition of indemnification under applicable law in effect as of the date of this Agreement, or a subsequent determination that such indemnification is prohibited by applicable law. The termination of any Proceeding described in Section 4 or Section 5 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (i) create a presumption that the Indemnitee acted in bad faith or in a manner which he/she reasonably believed to be opposed to the best interests of the Partnership, or, with respect to any criminal Proceeding, that the Indemnitee has reasonable cause to believe that the Indemnitee’s conduct was unlawful; or (ii) otherwise adversely affect the rights of the Indemnitee to indemnification, except as may be provided herein.

11. ADVANCEMENT OF EXPENSES. Subject to applicable law, all reasonable Expenses actually incurred by, or in the case of retainers, to be incurred by, the Indemnitee in connection with any Proceeding shall be paid by the General Partner and the Partnership in advance of the final disposition of such Proceeding, if so requested by the Indemnitee, within seven days after the receipt by the Partnership of a statement or statements from the Indemnitee requesting such advance or advances. The Indemnitee may submit such statements from time to time. The Indemnitee’s entitlement to such Expenses shall include those incurred, or in the case of retainers, to be incurred, in connection with any Proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the Expenses incurred by, or in the case of retainers, to be incurred by, the Indemnitee in connection therewith. The Indemnitee hereby expressly undertakes to repay such amounts advanced, but only if, and then only to the extent that, it shall ultimately be determined by a final, non-appealable adjudication or arbitration decision that the Indemnitee is not entitled to be indemnified against such Expenses. All amounts advanced to the Indemnitee by the Partnership pursuant to this Section 11 shall be without interest. The General Partner and the Partnership shall make all advances pursuant to this Section 11 without regard to the prospect of whether the Indemnitee may ultimately be found to be entitled to indemnification under the provisions of this Agreement and without regard to the Indemnitee’s financial ability to make repayment.

12. REMEDIES OF THE INDEMNITEE IN CASES OF DETERMINATION NOT TO INDEMNIFY OR FAILURE TO ADVANCE EXPENSES. In the event that (i) a determination is made that the Indemnitee is not entitled to indemnification hereunder, (ii) payment of indemnification has not been timely made following a determination of entitlement to indemnification pursuant to Section 10 hereof, (iii) advancement of Expenses has not been timely made pursuant to Section 11 hereof, (iv) no determination of entitlement to indemnification shall have been made pursuant to Section 9(c) of this Agreement within 30 days after receipt by the Partnership of the request for indemnification, (v) payment of indemnification is not made pursuant to Section 3 hereof is not made within 10 days after a determination has been made that Indemnitee is entitled to indemnification or (vi) a contribution payment is not made in a timely manner pursuant to Section 26 hereof, the Indemnitee shall be entitled to seek a final adjudication in an appropriate court of the State of Delaware or any other court of competent jurisdiction of the Indemnitee’s entitlement to such indemnification or advance. Alternatively, the Indemnitee may, at the Indemnitee’s option, seek an award in arbitration to be conducted by a single arbitrator chosen by the Indemnitee and approved by the Board of Directors, which approval shall not be unreasonably withheld or delayed. If the Indemnitee and the Board of Directors do not agree upon an arbitrator within 30 days following notice to the Partnership by the Indemnitee that it seeks an award in arbitration, the arbitrator will be chosen pursuant to the rules of the American Arbitration Association (the “AAA”). The arbitration will be conducted pursuant to the rules of the AAA, and an award shall be made within 60 days following the filing of the demand for arbitration. The arbitration shall be held in Denver, Colorado or any other venue approved by the Board of Directors. The Partnership shall not oppose the Indemnitee’s right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made de novo, and the Indemnitee shall not be prejudiced by reason of a determination (if so made) that the Indemnitee is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 9 hereof that the Indemnitee is entitled to indemnification, the Partnership shall be bound by such determination and shall be precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Partnership further agrees to stipulate in any such court or before any such arbitrator that the Partnership is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification hereunder, the Partnership shall pay all reasonable Expenses actually incurred by, or in the case of retainers to be incurred by, the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate Proceedings).

13. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding, the Indemnitee will, if a claim in respect thereof is to be made against the General Partner or the Partnership under this Agreement, notify the Partnership in writing of the commencement thereof. The omission or delay by the Indemnitee to so notify the Partnership will not relieve the Partnership from any liability that it may have to the Indemnitee under this Agreement or otherwise, except to the extent that the Partnership may suffer material prejudice by reason of such failure or delay. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding as to which the Indemnitee gives notice to the Partnership of the commencement thereof:

(a) The Partnership will be entitled to participate therein at its own expense.

(b) Except as otherwise provided in this Section 13(b), to the extent that it may wish, the Partnership, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee. After prior written notice from the Partnership to the Indemnitee of its election to so assume the defense thereof, the Partnership shall not be liable to the Indemnitee under this Agreement for any legal or other Expense subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ the Indemnitee’s own counsel in such Proceeding, but the fees and Expenses of such counsel incurred after such notice from the Partnership of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Partnership, such authorization not to be unreasonably withheld; (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Partnership and the Indemnitee in the conduct of the defense of such Proceeding, and such determination by the Indemnitee shall be supported by an opinion of counsel, which opinion shall be reasonably acceptable to the Partnership; or (iii) the Partnership shall not in fact have employed counsel to assume the defense of the Proceeding, in each of which cases the fees and Expenses of counsel shall be at the expense of the Partnership. The Partnership shall not be entitled to assume the defense of any Proceeding brought directly by the Partnership or General Partner or as to which the Indemnitee shall have reached the conclusion provided for in clause (ii) above.

(c) The General Partner and the Partnership shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding without their prior written consent, which consent shall not be unreasonably withheld. The Partnership shall not be required to obtain the consent of the Indemnitee to settle any Proceeding which the Partnership has undertaken to defend if the Partnership assumes full and sole responsibility for such settlement and such settlement grants the Indemnitee a complete and unqualified release in respect of any potential liability. The Partnership shall have no obligation to indemnify the Indemnitee under this Agreement with regard to any judicial award issued in a Proceeding, or any related Expenses of the Indemnitee, if the Partnership was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such Proceeding, except to the extent the Partnership was not materially prejudiced thereby.

(d) If, at the time of the receipt of a notice of a claim pursuant to this Section 13, the General Partner or the Partnership has director and officer liability insurance in effect, the Partnership shall give prompt notice of the commencement of the Proceeding for which indemnification is sought to the insurers in accordance with the procedures set forth in the respective policies. The Partnership shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of the policies.

14. OTHER RIGHTS TO INDEMNIFICATION. The indemnification and advancement of Expenses provided by this Agreement are cumulative, and not exclusive, and are in addition to any other rights to which the Indemnitee may now or in the future be entitled under any provision of the Partnership Agreement, the Certificate, the GP LLC Agreement or the GP Certificate, or other governing documents of the General Partner or any direct or indirect wholly owned or partially owned subsidiary of the Partnership or the General Partner, any vote of the unitholders of the Partnership or Disinterested Directors, any provision of law or otherwise (each, an “Alternative Indemnification Source”). The Partnership hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to the Indemnitee are primary and any obligation of the Alternative Indemnification Sources to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the Indemnitee are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by the Indemnitee and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, penalties, fines and amounts paid in settlement) to the extent legally permitted and as required by the terms of this Agreement, the Partnership Agreement, the GP Certificate, the GP LLC Agreement or under any directors’ and officers’ liability insurance policies maintained by or on behalf of the Partnership, or any other agreement between the Company and Indemnitee, without regard to any rights the Indemnitee may have against the Alternative Indemnification Sources, and, (iii) that it irrevocably waives, relinquishes and releases the Alternative Indemnification Sources from any and all claims against the Alternative Indemnification Sources for contribution, subrogation or any other recovery of any kind in respect thereof. The Partnership further agrees that no advancement or payment by the Alternative Indemnification Sources on behalf of the Indemnitee with respect to any claim for which the Indemnitee has sought indemnification from the Partnership shall affect the foregoing and the Alternative Indemnification Sources shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the Indemnitee against the Partnership. The Partnership and Indemnitee agree that the Alternative Indemnification Sources are express third party beneficiaries of the terms of this Section 14. Indemnitee shall not have any obligation to exhaust any other rights it may potentially have to indemnification or advancement of expenses from any Alternative Indemnification Source prior to seeking indemnification or advancement of expenses from the Partnership pursuant to this Agreement, and the Partnership shall be liable for the full amount of any such claim for indemnification or advancement of expenses (to the extent the Partnership is liable for such amounts under this Agreement) without regard to any such rights Indemnitee may have against any Alternative Indemnification Source; provided, that the Partnership shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that Indemnitee has otherwise actually received payment for such amounts from such Alternative Indemnification Source. Except as required by applicable law, the Partnership shall not adopt any amendment to its Partnership Agreement or the Certificate the effect of which would be to deny, diminish or encumber the Indemnitee’s right to indemnification under this Agreement. For the avoidance of doubt, the rights created pursuant to this Agreement, pursuant to any such other agreement or provision of law, and pursuant to any insurance obtained pursuant to Section 17 shall be primary over any indemnity obligations owed by any person other than the Partnership and over any insurance other than that obtained pursuant to Section 17. Any insurance obtained pursuant to Section 17 shall be endorsed to reflect that it is primary over any other insurance.

15. NO IMPUTATION. The knowledge or actions, or failure to act, of any director, officer, trustee, partner, manager, managing member, fiduciary, agent or employee of the Partnership or the General Partner or the Partnership or the General Partner itself shall not be imputed to the Indemnitee for purposes of determining the right to indemnification or advancement of Expenses under this Agreement.

16. EXCEPTION TO RIGHT OF INDEMNIFICATION OR ADVANCEMENT OF EXPENSES. Notwithstanding any other provision of this Agreement, the Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding, or any claim therein, brought or made by the Indemnitee (a) against the Partnership or the General Partner, except for (i) any claim or Proceeding in respect of this Agreement or the Indemnitee’s rights under this Agreement, (ii) any claim or Proceeding to establish or enforce a right to indemnification under (A) any statute or law, (B) any other agreement with the General Partner and the Partnership or (C) the GP LLC Agreement or the Partnership Agreement as now or hereafter in effect and (iii) any counter-claim or cross-claim brought or made by the Indemnitee against the General Partner or the Partnership in any Proceeding brought by or in the right of the General Partner or the Partnership against him or her or (b) against any other person or entity, except for Proceedings or claims approved by the General Partner.

17. DIRECTOR AND OFFICER LIABILITY INSURANCE. The Partnership shall use all commercially reasonable efforts to obtain and maintain in effect during the entire period for which the Partnership is obligated to indemnify the Indemnitee under this Agreement, one or more policies of insurance with reputable insurance companies to provide the directors and officers of the Partnership and the General Partner with coverage for losses from wrongful acts and omissions and to ensure the Partnership’s performance of some or all of its indemnification obligations under this Agreement. Such coverage may be obtained in conjunction with or as part of a policy obtained by the General Partner or any of its affiliates, or any stand-alone policy obtained by the Partnership or any of its affiliates, or any combination thereof, provided that the Partnership determines in good faith that the

Indemnitee is covered by such insurance. Notwithstanding the foregoing, the Partnership shall have no obligation to obtain or maintain such insurance if the Partnership determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit or if the Indemnitee is covered by similar insurance maintained by a direct or indirect wholly owned or partially owned subsidiary of the Partnership or the General Partner. However, the Partnership’s decision whether or not to adopt and maintain such insurance shall not affect in any way its obligations to indemnify the Indemnitee under this Agreement or otherwise. To the extent that the Partnership or the General Partner maintains an insurance policy or policies of director and officer liability insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the General Partner’s directors, if the Indemnitee is a director; or of the General Partner’s officers, if the Indemnitee is not a director of the General Partner but is an officer, in each case, in their capacity with the General Partner as such. The Partnership agrees that the provisions of this Agreement shall remain in effect regardless of whether liability or other insurance coverage is at any time obtained or retained by the Partnership.

18. INTENT. This Agreement is intended to be broader than any statutory indemnification rights applicable in the State of Delaware and shall be in addition to and supplemental to any other rights the Indemnitee may have under the Certificate, the Partnership Agreement, the GP Certificate, the GP LLC Agreement, applicable law or otherwise. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Certificate, the Partnership Agreement, the GP Certificate, the GP LLC Agreement, applicable law or this Agreement, it is the intent of the parties that the Indemnitee enjoy by this Agreement the greater benefits so afforded by such change. To the extent there is any conflict between this Agreement and any of the Partnership Agreement, the GP LLC Agreement or any other Alternative Indemnification Source with respect to any right or obligation of any party hereto, the terms most favorable to the Indemnitee shall control. The General Partner, the Partnership and the Indemnitee acknowledge and agree that it is their intention that this Agreement be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by law. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE GENERAL PARTNER, THE PARTNERSHIP AND THE INDEMNITEE EACH HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT (A) THE INDEMNIFICATION PROVIDED UNDER THIS AGREEMENT SHALL EXTEND TO AND INCLUDE, BUT SHALL NOT BE LIMITED TO, INDEMNIFICATION FOR EXPENSES, JUDGMENTS, PENALTIES, FINES AND AMOUNTS PAID IN SETTLEMENT (INCLUDING ALL INTEREST, ASSESSMENTS AND OTHER CHARGES PAID OR PAYABLE IN CONNECTION WITH OR IN RESPECT OF SUCH EXPENSES, JUDGMENTS, PENALTIES, FINES AND AMOUNTS PAID IN SETTLEMENT) ARISING, IN WHOLE OR IN PART, OUT OF THE SOLE OR CONCURRENT NEGLIGENCE OF THE INDEMNITEE AND (B) THIS SECTION 18 CONSTITUTES A CONSPICUOUS NOTICE OF SUCH AGREEMENT FOR ALL PURPOSES.

19. ATTORNEY’S FEES AND OTHER EXPENSES TO ENFORCE AGREEMENT. In the event that the Indemnitee is subject to or intervenes in any Proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce the Indemnitee’s rights under, or to recover damages for breach of, this Agreement, the Indemnitee, if he/she prevails in whole or in part in such action, shall be entitled to recover from the Partnership and shall be indemnified by the Partnership against any actual expenses for attorneys’ fees and disbursements reasonably incurred by the Indemnitee.

20. SUBROGATION. In the event of payment under this Agreement, the Partnership shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Partnership effectively to bring suit to enforce such rights.

21. EFFECTIVE DATE. The provisions of this Agreement shall cover claims or Proceedings whether now pending or hereafter commenced and shall be retroactive to cover acts or omissions or alleged acts or omissions which heretofore have taken place. The Partnership shall be liable under this Agreement for all acts of the Indemnitee while serving as a director and/or officer of the General Partner, notwithstanding the termination of the Indemnitee’s service, if such act was performed or omitted to be performed during the term of the Indemnitee’s service to the Partnership or the General Partner.

22. GROSS-UP FOR TAXES. In the event any payment of indemnity to the Indemnitee under this Agreement shall be deemed to be income to the Indemnitee for federal or state tax purposes, then the Partnership shall pay to the Indemnitee, in addition to any amount for indemnification provided for herein, an amount equal to the amount of federal or state income taxes for which the Indemnitee shall become liable (with offset for any deductions which the Indemnitee may have that are related to the indemnification amount but without offset for any other deductions which the Indemnitee may have that are not related to the indemnification amount), promptly upon receipt from the Indemnitee of a request for reimbursement of such taxes together with a copy of the Indemnitee’s federal and state income tax returns for the applicable tax year showing the inclusion of such indemnity payment as income on such tax returns, which shall be maintained in strictest confidence by the Partnership. Any such tax gross-up payment shall be paid to the Indemnitee within 60 days following receipt by the Partnership of the Indemnitee’s request and tax returns, which shall be received by the Partnership no later than the end of the calendar year next following the calendar year in which the Indemnitee remits the related federal or state income taxes; provided, however, that in the event the Indemnitee is audited by the Internal Revenue Service for the taxable year in which the indemnity payment is made pursuant to this Agreement (whether or not such audit is related to this Agreement), the deadline for receipt by the Partnership of the Indemnitee’s request and applicable tax returns shall be extended to the end of three calendar years (plus the time length of any audit extensions requested by the Internal Revenue Service) next following the calendar year in which the Indemnitee remits the related U.S. federal income taxes.

23. DURATION OF AGREEMENT. This Agreement shall continue during the period that Indemnitee occupies any of the positions or has any relationships described in Section 3 of this Agreement and shall continue thereafter (a) so long as Indemnitee may be subject to any possible Proceeding by reason of the fact that he/she is or was a member of the Board of Directors or an officer, employee, agent or fiduciary of the Partnership or the General Partner or any of the Partnership’s or the General Partner’s direct or indirect wholly owned or partially owned subsidiaries, or is or was serving at the request of the Partnership or the General Partner or any of the Partnership’s or the General Partner’s direct or indirect wholly owned or partially owned subsidiaries as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another limited partnership, corporation, partnership, limited liability company, employee benefit plan, joint venture, trust or other enterprise, or by reason of any act or omission by the Indemnitee in any such capacity, and (b) throughout the pendency of any such Proceeding or any Proceeding (in each case, including the rights of appeal thereto) commenced by the Indemnitee to enforce or interpret his/her rights under this Agreement. The indemnification provided under this Agreement shall continue as to the Indemnitee even though he/she may have ceased to be a director or officer of the General Partner or any of the Partnership’s or the General Partner’s direct or indirect wholly owned or partially owned subsidiaries. This Agreement shall be binding upon the Partnership and its successors and assigns, including, without limitation, any corporation or other entity which may have acquired all or substantially all of the Partnership’s assets or business or into which the Partnership may be consolidated or merged, and shall inure to the benefit of the Indemnitee and his/her spouse, successors, assigns, heirs, devisees, executors, administrators or other legal representations. The Partnership shall require any successor or assignee (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Partnership, by written agreement in form and substance reasonably satisfactory to the Partnership, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Partnership would be required to perform if no such succession or assignment had taken place.

24. DISCLOSURE OF PAYMENTS. Except as required by any federal securities laws or other federal or state law, neither party hereto shall disclose any payments under this Agreement unless prior approval of the other party is obtained.

25. SPECIFIC PERFORMANCE. The General Partner and the Partnership acknowledge that the Indemnitee may, as a result of the General Partner’s or Partnership’s breach of its covenants and obligations under this Agreement, sustain immediate and long-term substantial and irreparable injury and damage which cannot be reasonably or adequately compensated by damages at law. Consequently, the General Partner and the Partnership agree that the Indemnitee shall be entitled, in the event of the General Partner’s or Partnership’s breach or threatened breach of its covenants and obligations hereunder, to obtain equitable relief from a court of competent jurisdiction, including enforcement of each provision of this Agreement by specific performance or temporary, preliminary or permanent injunctions enforcing any of the Indemnitee’s rights, requiring performance by the General Partner or the Partnership, or enjoining any breach by the General Partner or the Partnership, all without proof of any actual damages that have been or may be caused to the Indemnitee by such breach or threatened breach and without the posting of bond or other security in connection therewith. The General Partner and the Partnership waive all claims or defenses that the Indemnitee has an adequate remedy at law, and neither the General Partner nor the Partnership shall allege or otherwise assert the legal position that any such remedy at law exists. The General Partner and the Partnership agree and acknowledge that: (i) the terms of this Section 25 are fair, reasonable and necessary to protect the legitimate interests of the Indemnitee; (ii) this waiver is a material inducement to the Indemnitee to enter into the transactions contemplated hereby; and (iii) the Indemnitee relied upon this waiver in entering into this Agreement and will continue to rely on this waiver in its future dealings with the General Partner and the Partnership. The General Partner and the Partnership each represents and warrants that is has reviewed this provision with its legal counsel, and that it has knowingly and voluntarily waived its rights referenced in this Section 25 following consultation with such legal counsel.

26. CONTRIBUTION. To the fullest extent permissible under applicable law and without prejudice to the express limitations on indemnification set forth in subsections (a) and (c) of the second sentence of Section 3 in this Agreement, if the indemnification to which Indemnitee is entitled to under this Agreement is unavailable to the Indemnitee for any reason whatsoever, the Partnership, in lieu of indemnifying the Indemnitee, shall contribute to the amount incurred by the Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement, and/or for Expenses, in connection with any claim relating to a Proceeding under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (a) the relative benefits received by the Partnership and the Indemnitee as a result of the event(s) and/or transaction(s) giving rise to such Proceeding; and/or (b) the relative fault of the Partnership (and the directors, officers, employees, and agents of the General Partner) and the Indemnitee in connection with such event(s) and/or transaction(s).

27. SEVERABILITY. If any provision or provisions of this Agreement shall be held invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, but not limited to, all portions of any Sections of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, but not limited to, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

28. COUNTERPARTS. This Agreement may be executed by one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought shall be required to be produced to evidence the existence of this Agreement.

29. CAPTIONS. The captions and headings used in this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

30. ENTIRE AGREEMENT, MODIFICATION AND WAIVER. This Agreement, along with any employment agreement addressing the subject matter hereof and the Certificate, the Partnership Agreement, the GP Certificate and the GP LLC Agreement, interpreted as described in Section 18 hereof, constitutes the entire agreement and understanding of the parties hereto regarding the subject matter hereof, and no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. No supplement, modification or amendment to this Agreement shall limit or restrict any right of the Indemnitee under this Agreement in respect of any act or omission of the Indemnitee prior to the effective date of such supplement, modification or amendment unless expressly provided therein.

31. NOTICES. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand with receipt acknowledged by the party to whom said notice or other communication shall have been directed, (b) mailed by certified or registered mail, return receipt requested with postage prepaid, on the date shown on the return receipt or (c) delivered by email, with receipt of oral confirmation that such communication has been received:

(a) If to the Indemnitee to:

Email: ______________________

(b) If to the Partnership, to:

Peak Resources GP LLC, as the general partner of Peak Resources LP

1910 Main Avenue

Durango, Colorado 81301

Attn: Board of Directors

Email: ______________________

or to such other address as may be furnished to the Indemnitee by the Partnership or to the Partnership by the Indemnitee, as the case may be.

32. APPLICABLE LAW AND CONSENT TO JURISDICTION. This Agreement and the legal relations among the parties are governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee pursuant to Section 12 of this Agreement, the Partnership and Indemnitee hereby irrevocably and unconditionally (a) agree that any action, claim, or proceeding between the parties arising out of or in connection with this Agreement may be brought only in the Delaware Court and not in any other state or federal court in the United States of America or any court in any other country, (b) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action, claim, or proceeding arising out of or in connection with this Agreement, (c) waive any objection to the laying of venue of any such action, claim, or proceeding in the Delaware Court, and (d) waive, and agree not to plead or to make, any claim that any such action, claim, or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

THE PARTNERSHIP:

Peak Resources LP

By:	Peak Resources GP LLC, its general partner

Name:
Title:

THE GENERAL PARTNER:

Peak Resources GP LLC

Name:
Title:

INDEMNITEE:

Name: